CERTIFICATION PURSUANT TO RULE 30A-2( B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Insight Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2010           /s/ George R. Aylward
     ----------------------      -----------------------------------------------
                                 George R. Aylward, President
                                 (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Insight Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2010           /s/ W. Patrick Bradley
     ----------------------      -----------------------------------------------
                                 W. Patrick Bradley, Chief Financial Officer and
                                 Treasurer
                                 (principal financial officer)